SHAREHOLDER LETTER



Dear Shareholder:

This semiannual report for Franklin Global Trust covers the six-month period ended January 31, 2002. Comprising the Trust are Franklin Global Aggressive Growth Fund, which has a portfolio targeting fast-growing companies from around the world of varying size in core growth industries, and Franklin Global Growth Fund, with a portfolio focused primarily on established global market leaders. On the following pages, you will find reports specific to each fund in the Trust.

The management team for both funds adheres to a disciplined investment approach that integrates top-down, macroeconomic analysis to identify regions throughout the world that may offer exceptional growth potential and bottom-up, fundamental company research to identify the best growth opportunities within those regions. The managers employ this dynamic investment process, leveraging top-down and bottom-up analysis for increased opportunity. The portfolios are constructed by assessing regions, countries and currencies on a top-down basis by evaluating macroeconomic conditions. Managers then identify worldwide and thematic changes to uncover investment opportunities. Finally, the funds' managers evaluate individual growth stocks within the


CONTENTS

Shareholder Letter ..............  1

Fund Reports

Franklin Global
Aggressive Growth Fund ..........  4

Franklin Global
Growth Fund ..................... 12

Financial Highlights &
Statements of Investments ....... 19

Financial Statements ............ 35

Notes to
Financial Statements ............ 39





[GRAPHIC OMITTED]
FUND CATEGORY
Global
Growth
Growth & Income
identified sectors and themes based on bottom-up, fundamental analysis. Conducting intensive research along company, country and industry lines allows shareholders to benefit from a cross-assessment of every potential security to be purchased by the funds.

Franklin Global Aggressive Growth Fund seeks long-term capital appreciation by investing primarily in equity securities of companies located around the world that demonstrate accelerating growth, increasing profitability, or above-average growth or growth potential. The Fund offers investors exposure to an international blend of small, medium and large companies with what we believe is excellent growth potential. The managers focus on fast-growing, innovative businesses in core growth industries, such as technology, health care, consumer products and consumer services.

Franklin Global Growth Fund seeks long-term capital appreciation by investing primarily in equity securities of large- and mid-capitalization growth companies worldwide. The Fund offers investors global diversification from a portfolio of established companies with what we believe are strong growth prospects. The managers focus on industry leaders with solid managements, sustainable competitive advantages, and high-demand products and services.

Any way you look at it, world equity markets experienced turbulence during the six months under review. In times like these, there's nothing like market volatility to clarify an investor's risk tolerance. But, mostly, people have questions. Have the world's markets hit bottom? What events will transpire to reinvigorate stocks? What's going to happen next?

The answer to all of these questions is the same: Nobody knows for sure. Although the recent market swings can be unsettling, it is important to remember that securities markets always have been -- and always will be -- subject to volatility. Speculative investors who are trying to spot the market bottom now are the same people who were trying to spot the market top two years ago. Only a handful succeed at this game, and then mostly because of luck. We don't recommend luck as the basis for an investment strategy. We believe a long-term plan including diversification is in order. Combine that plan with some discipline and you have a solid formula for success.

Professional advice can make a difference. Stock markets go through natural cycles, and when there is a general decline in world economies and markets, no one with equity holdings is immune from the effect. But we firmly believe that most people benefit from the advice of a financial professional, and that advice is never more valuable than during a volatile market. For that reason, we encourage you to discuss your financial goals with an investment professional who can address concerns about volatility, help you diversify your investments and keep you focused on the long term.

Thank you for choosing Franklin Templeton Investments. As always, we appreciate your support, welcome your questions and comments, and look forward to serving your investment needs in the years ahead.

Sincerely,
/S/SIGNATURE

Rupert H. Johnson, Jr.
President
Franklin Global Trust



--------------------------------------------------------------------------------
A NOTE ABOUT
DUPLICATE MAILINGS

YOU WILL RECEIVE THE FUND'S SHAREHOLDER REPORT EVERY SIX MONTHS. TO REDUCE FUND EXPENSES, WE TRY TO IDENTIFY RELATED SHAREHOLDERS IN A HOUSEHOLD AND SEND ONLY ONE COPY OF THE REPORT. THIS PROCESS, CALLED "HOUSEHOLDING," WILL CONTINUE INDEFINITELY UNLESS YOU INSTRUCT US OTHERWISE. IF YOU PREFER NOT TO HAVE THESE DOCUMENTS HOUSEHOLDED, PLEASE CALL US AT 1-800/632-2301. AT ANY TIME YOU MAY VIEW CURRENT SHAREHOLDER REPORTS ON OUR WEBSITE.
--------------------------------------------------------------------------------

FRANKLIN GLOBAL
AGGRESSIVE GROWTH FUND


--------------------------------------------------------------------------------
YOUR FUND'S GOAL: FRANKLIN GLOBAL AGGRESSIVE GROWTH FUND SEEKS LONG-TERM CAPITAL APPRECIATION BY INVESTING PRIMARILY IN SECURITIES OF COMPANIES LOCATED AROUND THE WORLD THAT DEMONSTRATE ACCELERATING GROWTH, INCREASING PROFITABILITY, OR ABOVE-AVERAGE GROWTH OR GROWTH POTENTIAL.
--------------------------------------------------------------------------------


This semiannual report for Franklin Global Aggressive Growth Fund covers the six-month period ended January 31, 2002. Investors will remember 2001 not only for the tragic events of September 11 but also for the first synchronized global economic slowdown in a decade, the worst bankruptcy on record, at Enron, and the second year in a row that bonds outperformed equities, which has not happened since 1982. Dominating the period under review were concerns about the U.S. economy's recession and its impact globally. In 2001, most nations' central banks sought to prop up their economies with monetary stimulus. For example, the U.S. Federal Reserve Board cut interest rates five times during the period, continuing an aggressive monetary easing cycle that began early in 2001. Despite such efforts, economic data remained weak and mixed in most countries. Furthermore, many analysts lowered their 2002 global growth expectations following the September 11 terrorist attacks on New York City and Washington, D.C.





The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 23.

During the six-month period, corporations stepped back to assess the benefit of their previously huge spending binges, which contributed to over-leveraged balance sheets and excess capacity worldwide. Waning pricing power and satiated consumer demand led to a manufacturing slowdown that quickly spread to the services sector. In terms of world regions and industry sectors, most recorded negative stock performance, although global stock markets rebounded in 2001's fourth quarter with double-digit gains for many of the major indexes as investors began to anticipate the beginning of a cyclical recovery in world economies. Japan was an exception, as its Nikkei Index declined 2.96% in U.S. dollar terms during 2001's fourth quarter.1 In terms of sectors, the worst performance was found in pharmaceuticals, biotechnology, wireless telecommunications and utilities, while better performance was found within the stocks of paper/forestry and consumer staples companies, which are typically more resistant to economic declines.

In this volatile worldwide investment climate, Franklin Global Aggressive Growth Fund - Class A posted a -7.27% cumulative total return for the six months ended January 31, 2002, as shown in the Performance Summary beginning on page 10. The Fund's Benchmark, the Morgan Stanley Capital International (MSCI(R)) World Index, returned -8.48% during the same time.2 We believe our asset allocation decisions had a positive impact on performance throughout the period. However, it was not enough to offset the negative performance from individual stock selection. Our technology-related holdings contributed positively


1. Source: Standard & Poor's Micropal. The Nikkei 225 Stock Average is a price-weighted index of 225 top-rated Japanese companies listed in the First Section of the Tokyo Stock Exchange.

2. Source: Standard & Poor's Micropal. The unmanaged MSCI World Index tracks the performance of approximately 1,450 securities in 22 countries and is designed to measure world stock performance. Securities included in the index are weighted according to their market capitalization (shares outstanding times price). The index includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.



GEOGRAPHIC DISTRIBUTION
Franklin Global Aggressive Growth Fund
Based on Total Net Assets
1/31/02

[GRAPHIC OMITTED]
EDGAR representation of data used in printed graphic as follows:
North America                                          47.3%
Europe                                                 35.9%
Mid-East/Africa                                         1.9%
Short-Term Investments & Other Net Assets               5.8%

TOP 10 SECTORS/INDUSTRIES
Franklin Global Aggressive
Growth Fund
1/31/02

                                     % OF TOTAL
                                     NET ASSETS
-----------------------------------------------

Diversified Financials                    10.5%

Pharmaceuticals                           10.2%

Media                                      8.0%

Semiconductor Equipment
& Products                                 7.3%

Software                                   5.7%

Electronic Equipment
& Instruments                              4.2%

Computers & Peripherals                    3.7%

IT Consulting & Services                   3.3%

Aerospace & Defense                        3.3%

Commercial Services
& Supplies                                 3.1%





to the Fund's return, whereas financial services, industrial, consumer discretionary, utilities and telecommunication services stocks generally offset these gains.

While the Fund's industry exposures remained relatively unchanged during the period, we altered our stock positions within some of the industry groups. For example, within the pharmaceutical sector we sought to take advantage of Johnson & Johnson's strengthening share price and sold some of our shares, while building new positions in other health care issues such as Tenet Healthcare. We believed Tenet, which operates hospitals and related health care facilities, was selling at a considerable discount to our assessment of its underlying valuation.

Also during the reporting period, we shifted our exposure within the information technology sector. We sold positions in Oracle and Rohm when both companies' growth expectations failed to justify our analysis of their valuations. We also increased our position in Microsoft, one of the most widely recognized names in computer software. We believe Microsoft should benefit from its new product cycle, the Windows XP operating system and the ongoing, rapid replacement cycle in computers. During the period under review, Microsoft was trading as low as 29 times estimated 2003 earnings, held approximately $32 billion in cash and was generating about $1 billion in profits per month.

In the consumer sector, we initiated a position in Liberty Media, a cable company with interests in Europe, and held Reed International, an Anglo-Dutch company that generates most of its revenue from publishing. We also increased our position in

TMP Worldwide, a temporary employment agency. As economies revive, we find that most companies will first hire temporary staff to fill their needs; TMP's margins and earnings stand to benefit from this trend. Elsewhere, we shifted some of the Fund's consumer staples positions. For example, we sold our stake in drug store chain CVS when the company reported disappointing earnings and gave poor guidance by revealing little in regard to its estimates of future earnings prospects. We initiated positions in beverage producer PepsiCo and cosmetics concern L'Oreal, both of which we found to be strong, steady growth companies trading with reasonable valuations and showing limited downside risk.

Finally, we eliminated a number of our utility stocks. Upon learning of Enron's bankruptcy, accounting troubles and ensuing scandal, investors punished Enron and many of its energy industry counterparts such as gas utility El Paso, another of the Fund's holdings. Given the uncertainty surrounding Enron's situation, we decided to sell both companies despite their sudden price declines.

Looking forward, we are cautiously optimistic and believe the strong fiscal and monetary stimuli set by the U.S. and other nations during 2001 should begin to show results. We anticipate gross domestic product (GDP) growth in developed nations to average between 1.0%-1.5% in 2002, with the greatest growth seen in the U.S. and the least in Japan. Consumer demand, which comprises roughly two-thirds of U.S. GDP, could continue to rebound as interest rates and energy prices remain low and the country pulls out of recession. We also believe that company







TOP 10 HOLDINGS
Franklin Global Aggressive
Growth Fund
1/31/02

COMPANY
SECTOR/INDUSTRY,                           % OF TOTAL
COUNTRY                                    NET ASSETS
-------------------------------------------------------------

Schering AG                                      2.7%
PHARMACEUTICALS, GERMANY

Tandberg ASA                                     2.4%
ELECTRONIC EQUIPMENT
& INSTRUMENTS, NORWAY

Amvescap PLC                                     2.4%
DIVERSIFIED FINANCIALS, U.K.

Qiagen NV                                        2.0%
BIOTECHNOLOGY, NETHERLANDS

Altran Technologies SA                           1.8%
IT CONSULTING & SERVICES,
FRANCE

Marlborough Stirling PLC                         1.7%
SOFTWARE, U.K.

Canon Inc.                                       1.6%
OFFICE ELECTRONICS, JAPAN

Novo Nordisk AS, B                               1.6%
PHARMACEUTICALS, DENMARK

Aixtron AG                                       1.6%
SEMICONDUCTOR EQUIPMENT
& PRODUCTS, GERMANY

Logitech International SA                        1.5%
COMPUTERS & PERIPHERALS, SWITZERLAND
inventories, which recently saw some of the sharpest reductions in 17 years, should contribute to economic growth as they are rebuilt in anticipation of satisfying improving demand.

On a regional basis, we believe the U.S. may lead a global recovery. The fiscal stimulus currently in place could add 1.0% to U.S. GDP growth in 2002. Although economic conditions continue to erode in Europe, we expect the European Central Bank to resume monetary easing, especially since inflation was below its targeted level of 2.0% at period-end. Finally, we think Asia and the emerging markets should benefit from resurgence in global growth.

The risks to this optimistic outlook include the potential for additional near-term earnings disappointments, particularly in 2002's first quarter given that consensus estimates for early 2002 profits span a wide range. Following such a dramatic global slowdown, the return to peak company profitability may take several years, compounded by a lack of pricing power and rising security costs, which may put downward pressure on profit margins. Furthermore, we cannot rule out the possibility of additional bankruptcies as auditors and market regulators adopt a tougher stance toward accounting practices in the wake of Enron's collapse.

Given our outlook for 2002, we anticipate increasing our cyclical exposure through a reduction in the consumer staples and health care sectors and an increase in the consumer discretionary, information technology and telecommunication sectors. Within the financial sector, we are shifting exposure away from traditional banks and insurance stocks in favor of those with greater leverage to the global capital markets. We believe equities have built a solid foundation for improving returns that should benefit from the unprecedented global monetary easing cycle and anticipated improvements in economic growth.

We thank you for your participation in Franklin Global Aggressive Growth Fund and look forward to serving your future investment needs.


Portfolio Management Team
Franklin Global Aggressive Growth Fund







--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of January 31, 2002, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

FRANKLIN GLOBAL
AGGRESSIVE GROWTH FUND






PERFORMANCE SUMMARY AS OF 1/31/02
DISTRIBUTIONS AND RETURNS WILL VARY BASED ON EARNINGS OF THE FUND'S PORTFOLIO AND ANY PROFITS REALIZED FROM THE SALE OF THE PORTFOLIO'S SECURITIES, AS WELL AS THE LEVEL OF OPERATING EXPENSES FOR EACH CLASS. ALL TOTAL RETURNS INCLUDE REINVESTED DISTRIBUTIONS AT NET ASSET VALUE. THE PERFORMANCE TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.







--------------------------------------------------------------------------------
CLASS A: Subject to the maximum 5.75% initial sales charge.*

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.*

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.*

ADVISOR CLASS: No initial sales charge or Rule 12b-1 fees and are available to a limited class of investors.*

*The Fund's manager has agreed in advance to waive a portion of its management fees. If the manager had not taken this action, the Fund's total return would have been lower. After 7/31/02, the manager and administrator may end this arrangement at any time, upon notice to the Fund's Board of Trustees.
--------------------------------------------------------------------------------






PRICE AND DISTRIBUTION INFORMATION



CLASS A                        CHANGE         1/31/02   7/31/01
--------------------------------------------------------------------------------
Net Asset Value (NAV)          -$0.67          $7.60     $8.27
DISTRIBUTIONS (8/1/01-1/31/02)
Dividend Income                $0.0702

CLASS B                        CHANGE         1/31/02   7/31/01
--------------------------------------------------------------------------------
Net Asset Value (NAV)          -$0.66          $7.58     $8.24
DISTRIBUTIONS (8/1/01-1/31/02)
Dividend Income                $0.0528

CLASS C                        CHANGE         1/31/02   7/31/01
--------------------------------------------------------------------------------
Net Asset Value (NAV)          -$0.67          $7.57     $8.24
DISTRIBUTIONS (8/1/01-1/31/02)
Dividend Income                $0.0629

ADVISOR CLASS                  CHANGE         1/31/02   7/31/01
--------------------------------------------------------------------------------
Net Asset Value (NAV)          -$0.67          $7.62     $8.29
DISTRIBUTIONS (8/1/01-1/31/02)
Dividend Income                $0.0823






Past performance does not guarantee future results.

PERFORMANCE

                                                                     INCEPTION
CLASS A                                        6-MONTH   1-YEAR      (12/29/00)
------------------------------------------------------------------------------
Cumulative Total Return 1                      -7.27%    -24.22%     -23.31%
Average Annual Total Return 2                 -12.55%    -28.59%     -25.75%
Value of $10,000 Investment 3                  $8,745     $7,141      $7,228
Avg. Ann. Total Return (12/31/01) 4                      -24.87%     -24.75%

                                                                     INCEPTION
CLASS B                                        6-MONTH   1-YEAR      (12/29/00)
------------------------------------------------------------------------------
Cumulative Total Return 1                      -7.38%    -24.59%     -23.68%
Average Annual Total Return 2                 -11.06%    -27.58%     -24.80%
Value of $10,000 Investment 3                  $8,894     $7,242      $7,329
Avg. Ann. Total Return (12/31/01) 4                      -23.81%     -23.70%

                                                                     INCEPTION
CLASS C                                        6-MONTH   1-YEAR      (12/29/00)
------------------------------------------------------------------------------
Cumulative Total Return 1                      -7.38%    -24.51%     -23.68%
Average Annual Total Return 2                  -9.18%    -25.99%     -23.36%
Value of $10,000 Investment 3                  $9,082     $7,401      $7,481
Avg. Ann. Total Return (12/31/01) 4                      -22.32%     -22.21%

                                                                     INCEPTION
ADVISOR CLASS                                  6-MONTH   1-YEAR      (12/29/00)
------------------------------------------------------------------------------
Cumulative Total Return 1                      -6.99%    -23.90%     -22.99%
Average Annual Total Return 2                  -6.99%    -23.90%     -21.30%
Value of $10,000 Investment 3                  $9,301     $7,610      $7,701
Avg. Ann. Total Return (12/31/01) 4                      -20.06%     -19.96%



For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.




1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the applicable, maximum sales charge(s) for that class. Six-month return has not been annualized.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include the applicable, maximum sales charge(s) for that class.

4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.


--------------------------------------------------------------------------------
Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility and the social, economic and political climates of countries where the Fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. You may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------



Past performance does not guarantee future results.

FRANKLIN GLOBAL GROWTH FUND




GEOGRAPHIC DISTRIBUTION
Franklin Global Growth Fund
Based on Total Net Assets
1/31/02

[graphic omitted]
EDGAR representation of data used in printed graphic as follows:
North America                                          52.2%
Europe                                                 28.4%
Mid-East/Africa                                        11.2%
Short-Term Investments & Other Net Assets               8.2%


--------------------------------------------------------------------------------
YOUR FUND'S GOAL: FRANKLIN GLOBAL GROWTH FUND SEEKS LONG-TERM CAPITAL APPRECIATION BY INVESTING PRIMARILY IN EQUITY SECURITIES OF LARGE- AND MID-CAP GROWTH COMPANIES LOCATED THROUGHOUT THE WORLD.
--------------------------------------------------------------------------------


This semiannual report for Franklin Global Growth Fund covers the six months ended January 31, 2002. Investors will remember 2001, not only for the tragic events of September 11, but also for the first synchronized global slowdown in a decade, the worst bankruptcy on record, at Enron, and the second consecutive year in which bonds outperformed equities. The economic slowdown took hold during the period and then accelerated following the tragic events of September
11. Corporations stepped back to assess the benefit of their spending binges, which contributed to excess capacity and overleveraged balance sheets on a worldwide level. Inadequate pricing power and satiated consumer demand added to the manufacturing slowdown, which quickly spread to the services sector. In response to the economic slowdown, central banks around the world aggressively eased their respective monetary policies. The U.S. Federal Reserve Board cut interest rates five times during the reporting period. As a result, many analysts lowered their 2002 global economic growth expectations.




The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 31.

The six months under review proved to be a weak period for global equity markets. Despite a year-end rally, the bulk of 2001 was difficult and disappointing as most major world stock markets recorded negative performance. Regionally, Japan's stock market recorded the largest decline, falling 23.30% for the six-month period ended January 31, 2002. The rest of the Asian equity markets rose 1.90%. Europe's markets declined 8.51%, while North American stocks fell 6.47%. For the six-month period, utilities and consumer discretionary were the worst performing sectors, each falling more than 10%. The best returns stemmed from health care and consumer staples, which returned -5.57% and -0.13% during the same time.1

Within this challenging environment, Franklin Global Growth Fund - Class A posted a -14.73% cumulative total return for the six months ended January 31, 2002, as shown in the Performance Summary beginning on page 17. The Fund's benchmark, the Morgan Stanley Capital International (MSCI) World Index, returned -8.48% for the same period.2 Although our asset allocation decisions benefited Fund performance, these actions could not entirely offset some specific stocks' dampening effects. For example, some of our financial, industrial and telecommunications holdings struggled during the period.

During the reporting period, we altered our equity positions within some industries. In pharmaceuticals, we sought to take advantage of Johnson & Johnson's share price strength and lowered our exposure to this company, while building new positions in biotechnology companies Serono and CellTech Group. In our opinion, Swiss company Serono has excellent





TOP 10 SECTORS/INDUSTRIES
Franklin Global Growth Fund
1/31/02

                            % OF TOTAL
                            NET ASSETS
--------------------------------------

Diversified Financials           10.3%

Pharmaceuticals                   9.5%

Banks                             5.8%

Oil & Gas                         5.4%

Media                             5.1%

Insurance                         4.2%

Semiconductor Equipment
& Products                        3.5%

Aerospace & Defense               3.3%

Food & Drug Retailing             3.0%

Industrial Conglomerates          3.0%





1. Source: Standard & Poor's Micropal.
2. Source: Standard & Poor's Micropal. The unmanaged MSCI World Index tracks the performance of approximately 1,450 securities in 22 countries and is designed to measure world stock performance. The index includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

TOP 10 HOLDINGS
Franklin Global Growth Fund
1/31/02

COMPANY
SECTOR/INDUSTRY,            % OF TOTAL
COUNTRY                     NET ASSETS
--------------------------------------

JP Morgan Chase & Co.             2.3%
DIVERSIFIED FINANCIALS, U.S.

Citigroup Inc.                    2.2%
DIVERSIFIED FINANCIALS, U.S.

SYSCO Corp.                       2.1%
FOOD & DRUG RETAILING, U.S.

Raytheon Co.                      2.1%
AEROSPACE & DEFENSE, U.S.

American International
Group Inc.                        2.0%
INSURANCE, U.S.

Electronic Data
Systems Corp.                     2.0%
IT CONSULTING & SERVICES, U.S.

International Business
Machines Corp.                    1.9%
COMPUTERS & PERIPHERALS, U.S.

International Flavors
& Fragrances Inc.                 1.9%
CHEMICALS, U.S.

Marsh & McLennan
Cos. Inc.                         1.8%
INSURANCE, U.S.

Viacom Inc., B                    1.8%
MEDIA, U.S.





prospects due to its cutting-edge infertility and multiple sclerosis drugs. We also initiated a position in CellTech, a British firm specializing in treatments for immune and inflammatory disorders. Unlike most biotechnology companies, which tend to be long on vision but short on immediate prospects, both Serono and CellTech are currently profitable largely owing to their existing product lines.

In information technology, we shifted our exposure seeking to enhance the Fund's prospects. Specifically, we sold our Oracle and Comverse Technology positions when both companies' growth expectations failed, in our opinion, to justify their valuations. We began building a position in Alcatel, a French telecommunications equipment conglomerate. We believe Alcatel should benefit from its recent balance sheet restructuring and signs of growth appearing in the wireless and wireline telecommunications markets. In the consumer sector we increased our position in Arnoldo Mondadori, an Italian publishing house, while selling the less volatile German department store chain Metro. Arnoldo Mondadori is one of Italy's most powerful publishing franchises, with leading positions in magazine and book sales.

In consumer staples, we sold our significant position in Woolworths when the stock reached our price target and its valuation no longer reflected a discount to its international peers. We initiated positions in PepsiCo and Philip Morris, which we believe are strong, steady growth companies trading on reasonable valuations and with limited downside risk. Finally, we eliminated a number of our utilities positions. Upon learning of Enron's financial and accounting troubles, the market penalized Enron along with many of its competitors such as gas utility El Paso Corp., another Fund holding. Given the uncertainty surrounding Enron, we decided to sell both companies.

Looking forward, we believe the tremendous amount of monetary and fiscal stimulus added to the system should accelerate global growth in 2002. Worldwide, we anticipate growth in the developed nations to average between 1.0%-1.5%, with the greatest growth seen in the U.S. and the least in Japan. Consumer demand, which accounts for two-thirds of U.S. gross domestic product (GDP), should maintain resilience as interest rates and energy prices remain low. We also think that company inventories, which had some of the sharpest reductions in 17 years, should contribute to economic growth as they are rebuilt in anticipation of improved demand.

On a regional basis, we expect the U.S. economy to lead the recovery. We believe the fiscal stimulus already in place should add 1.0% to GDP growth in 2002. Although economic conditions continue to erode in Europe, we expect the European Central Bank to resume monetary easing, particularly since inflation dipped below the targeted 2.0% level. We think Asia and the emerging markets should benefit from resurgence in global growth, particularly from the U.S.

Our positive outlook is tempered by the understanding that additional short-term earnings disappointments, particularly in 2002's first quarter, are likely. Consensus estimates for 2002 profits span a wide range. Following such a dramatic global slowdown, the return to peak profits may take several years, compounded by a lack of pricing power and rising security costs, which may contribute to downward pressure on profit margins. Furthermore, we cannot rule out the possibility of additional bankruptcies as auditors and market regulators adopt a tougher stance toward accounting practices in the wake of Enron's collapse.

We anticipate increasing the Fund's cyclical exposure through a reduction in health care and consumer staples, along with an expansion in the telecommunications, consumer discretionary and information technology sectors. Within the financial sector, we expect to continue shifting our exposure away from traditional banks and insurance stocks in favor of stocks with greater leverage to the global capital markets. A U.S. economic recovery should positively impact the world's economies. In our opinion, the solid foundation built by equities for improving returns should benefit from the unprecedented global monetary easing policy and the anticipated improvements in economic growth. In summary, our approach for 2002 is characterized by cautious optimism.

We thank you for your participation in Franklin Global Growth Fund and look forward to serving your future investment needs.


Portfolio Management Team
Franklin Global Growth Fund






--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of January 31, 2002, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

FRANKLIN GLOBAL GROWTH FUND




PERFORMANCE SUMMARY AS OF 1/31/02

DISTRIBUTIONS AND RETURNS WILL VARY BASED ON EARNINGS OF THE FUND'S PORTFOLIO AND ANY PROFITS REALIZED FROM THE SALE OF THE PORTFOLIO'S SECURITIES, AS WELL AS THE LEVEL OF OPERATING EXPENSES FOR EACH CLASS. ALL TOTAL RETURNS INCLUDE REINVESTED DISTRIBUTIONS AT NET ASSET VALUE. THE PERFORMANCE TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.




PRICE AND DISTRIBUTION INFORMATION



CLASS A                                        CHANGE       1/31/02   7/31/01
--------------------------------------------------------------------------------
Net Asset Value (NAV)                        -$1.22          $6.60     $7.82

DISTRIBUTIONS (8/1/01-1/31/02)
Dividend Income                              $0.0700

CLASS B                                        CHANGE       1/31/02   7/31/01
--------------------------------------------------------------------------------
Net Asset Value (NAV)                        -$1.24          $6.55     $7.79

DISTRIBUTIONS (8/1/01-1/31/02)
Dividend Income                              $0.0733

CLASS C                                        CHANGE       1/31/02   7/31/01
--------------------------------------------------------------------------------
Net Asset Value (NAV)                        -$1.23          $6.55     $7.78

DISTRIBUTIONS (8/1/01-1/31/02)
Dividend Income                              $0.0721

ADVISOR CLASS                                  CHANGE       1/31/02   7/31/01
--------------------------------------------------------------------------------
Net Asset Value (NAV)                        -$1.23          $6.60     $7.83

DISTRIBUTIONS (8/1/01-1/31/02)
Dividend Income                              $0.0932


--------------------------------------------------------------------------------
CLASS A: Subject to the maximum 5.75% initial sales charge.*

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.*

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.*

ADVISOR CLASS: No initial sales charge or Rule 12b-1 fees and are available to a limited class of investors.*

*The Fund's manager has agreed in advance to waive a portion of its management fees. If the manager had not taken this action, the Fund's total return would have been lower. After 7/31/02, the manager and administrator may end this arrangement at any time, upon notice to the Fund's Board of Trustees.
--------------------------------------------------------------------------------






              Past performance does not guarantee future results.

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the applicable, maximum sales charge(s) for that class. Six-month return has not been annualized.
3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include the applicable, maximum sales charge(s) for that class.
4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.


--------------------------------------------------------------------------------
Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility and the social, economic and political climates of countries where the Fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. You may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------



PERFORMANCE


                                                       INCEPTION
CLASS A                               6-MONTH  1-YEAR (12/29/00)
--------------------------------------------------------------------------------
Cumulative Total Return 1             -14.73%  -33.39%  -33.32%
Average Annual Total Return 2         -19.66%  -37.21%  -34.69%
Value of $10,000 Investment 3          $8,034   $6,279   $6,285
Avg. Ann. Total Return (12/31/01) 4            -33.73%  -33.58%

                                                       INCEPTION
CLASS B                               6-MONTH  1-YEAR (12/29/00)
--------------------------------------------------------------------------------
Cumulative Total Return 1             -15.01%  -33.86%  -33.79%
Average Annual Total Return 2         -18.37%  -36.47%  -33.98%
Value of $10,000 Investment 3          $8,163   $6,353   $6,359
Avg. Ann. Total Return (12/31/01) 4            -32.91%  -32.77%

                                                       INCEPTION
CLASS C                               6-MONTH  1-YEAR (12/29/00)
--------------------------------------------------------------------------------
Cumulative Total Return 1             -15.02%  -33.87%  -33.80%
Average Annual Total Return 2         -16.72%  -35.17%  -32.74%
Value of $10,000 Investment 3          $8,328   $6,483   $6,489
Avg. Ann. Total Return (12/31/01) 4            -31.54%  -31.40%

                                                       INCEPTION
ADVISOR CLASS                         6-MONTH  1-YEAR (12/29/00)
--------------------------------------------------------------------------------
Cumulative Total Return 1             -14.55%  -33.23%  -33.09%
Average Annual Total Return 2         -14.55%  -33.23%  -30.83%
Value of $10,000 Investment 3          $8,545   $6,677   $6,691
Avg. Ann. Total Return (12/31/01) 4            -29.44%  -29.31%



For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.



              Past performance does not guarantee future results.

FRANKLIN GLOBAL TRUST
Financial Highlights


FRANKLIN GLOBAL AGGRESSIVE GROWTH FUND

                                                                                              CLASS A
                                                                              ----------------------------------
                                                                              SIX MONTHS ENDED
                                                                              JANUARY 31, 2002     PERIOD ENDED
                                                                                 (UNAUDITED)     JULY 31, 2001 C
                                                                              ----------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the period)
Net asset value, beginning of period .......................................         $8.27           $10.00
                                                                              ----------------------------------
Income from investment operations:
 Net investment income (loss) a ............................................          (.17)              -- d
 Net realized and unrealized losses ........................................          (.43)           (1.73)
                                                                              ----------------------------------
Total from investment operations ...........................................          (.60)           (1.73)
                                                                              ----------------------------------
Less distributions from net investment income ..............................          (.07)              --
                                                                              ----------------------------------
Net asset value, end of period .............................................         $7.60           $ 8.27
                                                                              ==================================

Total return b .............................................................       (7.27)%         (17.30)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ..........................................        $1,201           $1,596
Ratios to average net assets:
 Expenses ..................................................................         1.75% e          1.74% e
 Expenses, excluding waiver and payments by affiliate ......................        11.83% e          7.20% e
 Net investment income (loss) ..............................................       (4.37)% e           .06% e
Portfolio turnover rate ....................................................        14.58%           32.80%



a Based on average weighted shares outstanding.
b Total return does not reflect sales commissions and is not annualized. c For the period December 29, 2000 (effective date) to July 31, 2001.
d Actual net investment income per share was $.003.
e Annualized.

FRANKLIN GLOBAL TRUST
Financial Highlights (CONTINUED)


FRANKLIN GLOBAL AGGRESSIVE GROWTH FUND (CONT.)

                                                                                              CLASS B
                                                                               --------------------------------
                                                                               SIX MONTHS ENDED
                                                                               JANUARY 31, 2002   PERIOD ENDED
                                                                                 (UNAUDITED)    JULY 31, 2001 C
                                                                               --------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the period)
Net asset value, beginning of period .......................................         $8.24           $10.00
                                                                               --------------------------------
Income from investment operations:
 Net investment lossa ......................................................          (.16)            (.02)
                                                                               --------------------------------
 Net realized and unrealized losses ........................................          (.45)           (1.74)
                                                                               --------------------------------
Total from investment operations ...........................................          (.61)           (1.76)
                                                                               --------------------------------
Less distributions from net investment income ..............................          (.05)              --
                                                                               --------------------------------
Net asset value, end of period .............................................         $7.58           $ 8.24
                                                                               ================================

Total returnb ..............................................................       (7.38)%         (17.60)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ..........................................          $271             $257
Ratios to average net assets:
 Expenses ..................................................................         2.22% d          2.34% d
 Expenses, excluding waiver and payments by affiliate ......................        12.30% d          7.80% d
 Net investment loss .......................................................       (4.24)% d         (.38)% d
Portfolio turnover rate ....................................................        14.58%           32.80%



a Based on average weighted shares outstanding.
b Total return does not reflect the contingent deferred sales charge and is not annualized.
c For the period December 29, 2000 (effective date) to July 31, 2001.
d Annualized.

FRANKLIN GLOBAL TRUST
Financial Highlights (CONTINUED)


FRANKLIN GLOBAL AGGRESSIVE GROWTH FUND (CONT.)

                                                                                             CLASS C
                                                                               ---------------------------------
                                                                               SIX MONTHS ENDED
                                                                               JANUARY 31, 2002    PERIOD ENDED
                                                                                 (UNAUDITED)     JULY 31, 2001 C
                                                                               ---------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the period)
Net asset value, beginning of period ........................................        $8.24           $10.00
                                                                               ---------------------------------
Income from investment operations:
 Net investment lossa .......................................................         (.21)            (.02)
                                                                               ---------------------------------
 Net realized and unrealized losses .........................................         (.40)           (1.74)
                                                                               ---------------------------------
Total from investment operations ............................................         (.61)           (1.76)
                                                                               ---------------------------------
Less distributions from net investment income ...............................         (.06)              --
                                                                               ---------------------------------
Net asset value, end of period ..............................................        $7.57           $ 8.24
                                                                               =================================

Total return b ..............................................................      (7.38)%         (17.60)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ...........................................         $358             $297
Ratios to average net assets:
 Expenses ...................................................................        2.22% d          2.29% d
 Expenses, excluding waiver and payments by affiliate .......................       12.30% d          7.75% d
 Net investment loss ........................................................      (5.53)% d         (.38)% d
Portfolio turnover rate .....................................................       14.58%           32.80%




a Based on average weighted shares outstanding.
b Total return does not reflect sales commissions or the contingent deferred sales charge and is not annualized.
c For the period December 29, 2000 (effective date) to July 31, 2001.
d Annualized.

FRANKLIN GLOBAL TRUST
Financial Highlights (CONTINUED)


FRANKLIN GLOBAL AGGRESSIVE GROWTH FUND (CONT.)

                                                                                         ADVISOR CLASS
                                                                               ---------------------------------
                                                                               SIX MONTHS ENDED
                                                                               JANUARY 31, 2002    PERIOD ENDED
                                                                                 (UNAUDITED)     JULY 31, 2001 C
                                                                               ---------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the period)
Net asset value, beginning of period .........................................       $8.29           $10.00
                                                                               ---------------------------------
Income from investment operations:
 Net investment income (loss) a ..............................................        (.19)             .03
                                                                               ---------------------------------
 Net realized and unrealized losses ..........................................        (.40)           (1.74)
                                                                               ---------------------------------
Total from investment operations .............................................        (.59)           (1.71)
                                                                               ---------------------------------
Less distributions from net investment income ................................        (.08)              --
                                                                               ---------------------------------
Net asset value, end of period ...............................................       $7.62           $ 8.29
                                                                               =================================

Total return b ...............................................................     (6.99)%         (17.10)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ............................................        $221             $238
Ratios to average net assets:
 Expenses ....................................................................       1.40% d          1.40% d
 Expenses, excluding waiver and payments by affiliate ........................      11.48% d          6.86% d
 Net investment income (loss) ................................................     (4.91)% d           .59% d
Portfolio turnover rate ......................................................      14.58%           32.80%






a Based on average weighted shares outstanding.
b Total return is not annualized.
c For the period December 29, 2000 (effective date) to July 31, 2001. d Annualized.






                       See notes to financial statements.
22

FRANKLIN GLOBAL TRUST
STATEMENT OF INVESTMENTS, JANUARY 31, 2002 (UNAUDITED)


 FRANKLIN GLOBAL AGGRESSIVE GROWTH FUND                                       COUNTRY    SHARES     VALUE
----------------------------------------------------------------------------------------------------------
 COMMON STOCKS 94.2%
 AEROSPACE & DEFENSE 3.3%
 Honeywell International Inc. ..........................................   United States    600 $   20,166
 Raytheon Co. ..........................................................   United States    500     19,135
 United Technologies Corp. .............................................   United States    400     27,492
                                                                                                ----------
                                                                                                    66,793
                                                                                                ----------
 AIR FREIGHT & COURIERS 1.8%
 Exel PLC ..............................................................  United Kingdom  2,000     21,730
 Yamato Transport Co. Ltd. .............................................       Japan      1,000     15,791
                                                                                                ----------
                                                                                                    37,521
                                                                                                ----------
 AUTOMOBILES .4%
 Denway Motors Ltd. ....................................................     Hong Kong   36,000      8,493
                                                                                                ----------
 BANKS 2.0%
 Bank of New York Co. Inc. .............................................   United States    700     28,686
 Lloyds TSB Group PLC ..................................................  United Kingdom  1,100     11,750
                                                                                                ----------
                                                                                                    40,436
                                                                                                ----------
 BEVERAGES 1.4%
 PepsiCo Inc. ..........................................................   United States    300     15,027
 South African Breweries PLC ...........................................  United Kingdom  2,000     13,200
                                                                                                ----------
                                                                                                    28,227
                                                                                                ----------
*BIOTECHNOLOGY 2.0%
 Qiagen NV .............................................................    Netherlands   2,125     40,696
                                                                                                ----------
 COMMERCIAL SERVICES & SUPPLIES 3.1%
*BARRA Inc. ............................................................   United States    450     25,070
*Concord EFS Inc. ......................................................   United States    800     23,320
 Jack Henry & Associates Inc. ..........................................   United States    700     15,246
                                                                                                ----------
                                                                                                    63,636
                                                                                                ----------
*COMMUNICATIONS EQUIPMENT 1.0%
 Cisco Systems Inc. ....................................................   United States  1,000     19,800
 McDATA Corp., A .......................................................   United States      7        174
                                                                                                ----------
                                                                                                    19,974
                                                                                                ----------
 COMPUTERS & PERIPHERALS 3.7%
*EMC Corp. .............................................................   United States    900     14,760
 International Business Machines Corp. .................................   United States    200     21,578
*Logitech International SA .............................................    Switzerland     750     31,612
 NEC Corp. .............................................................       Japan      1,000      7,784
                                                                                                ----------
                                                                                                    75,734
                                                                                                ----------
*CONTAINERS & PACKAGING .9%
 Mobile Mini Inc. ......................................................   United States    500     18,645
                                                                                                ----------
 DIVERSIFIED FINANCIALS 10.5%
 Aberdeen Asset Management PLC .........................................  United Kingdom  5,500     27,745
 American Express Co. ..................................................   United States    600     21,510
 Amvescap PLC ..........................................................  United Kingdom  3,700     49,964

FRANKLIN GLOBAL TRUST
STATEMENT OF INVESTMENTS, JANUARY 31, 2002 (UNAUDITED) (CONT.)



 FRANKLIN GLOBAL AGGRESSIVE GROWTH FUND                                       COUNTRY    SHARES     VALUE
----------------------------------------------------------------------------------------------------------
 COMMON STOCKS (CONT.)
 DIVERSIFIED FINANCIALS (CONT.)
 Citigroup Inc. ........................................................   United States    600 $   28,440
 JP Morgan Chase & Co. .................................................   United States    600     20,430
 Mediolanum SpA ........................................................       Italy      1,000      7,901
 MLP AG ................................................................      Germany       400     23,703
 Morgan Stanley Dean Witter & Co. ......................................   United States    250     13,750
 Nomura Holdings Inc. ..................................................       Japan      2,000     21,751
                                                                                                ----------
                                                                                                   215,194
                                                                                                ----------
 DIVERSIFIED TELECOMMUNICATION SERVICES .9%
 Verizon Communications Inc. ...........................................   United States    400     18,540
                                                                                                ----------
 ELECTRIC UTILITIES .3%
 Hong Kong Electric Holdings Ltd. ......................................     Hong Kong    2,000      7,206
                                                                                                ----------
*ELECTRONIC EQUIPMENT & INSTRUMENTS 4.2%
 Agilent Technologies Inc. .............................................   United States    500     15,175
 Flextronics International Ltd. ........................................     Singapore      500     11,100
 Pemstar Inc. ..........................................................   United States    800      8,800
 Tandberg ASA ..........................................................      Norway      4,270     50,125
                                                                                                ----------
                                                                                                    85,200
                                                                                                ----------
 ENERGY EQUIPMENT & SERVICES .5%
 Saipem SpA ............................................................       Italy      2,200     11,242
                                                                                                ----------
 FOOD & DRUG RETAILING .6%
 Tesco PLC .............................................................  United Kingdom  4,000     13,250
                                                                                                ----------
 FOOD PRODUCTS 1.1%
 Dreyer's Grand Ice Cream Inc. .........................................   United States    600     23,160
                                                                                                ----------
 HEALTH CARE EQUIPMENT & SUPPLIES 1.2%
 Medtronic Inc. ........................................................   United States    500     24,635
                                                                                                ----------
 HEALTH CARE PROVIDERS & SERVICES 1.9%
 AmericsourceBergen Corp. ..............................................   United States    100      6,473
*Apria Healthcare Group Inc. ...........................................   United States    400      9,800
*Tenet Healthcare Corp. ................................................   United States    350     22,327
                                                                                                ----------
                                                                                                    38,600
                                                                                                ----------
 HOUSEHOLD DURABLES 1.1%
 Pioneer Corp. .........................................................       Japan      1,000     21,833
                                                                                                ----------
 HOUSEHOLD PRODUCTS .8%
 Reckitt Benckiser PLC .................................................  United Kingdom  1,200     17,542
                                                                                                ----------
 INDUSTRIAL CONGLOMERATES 2.2%
 General Electric Co. ..................................................   United States    800     29,720
 Hutchison Whampoa Ltd. ................................................     Hong Kong    1,000      9,264
 Tyco International Ltd. ...............................................   United States    172      6,046
                                                                                                ----------
                                                                                                    45,030
                                                                                                ----------
 INSURANCE 2.4%
 Marsh & McLennan Cos. Inc. ............................................   United States    200     20,370
 Renaissance Holdings Ltd. .............................................      Bermuda       300     29,175
                                                                                                ----------
                                                                                                    49,545
                                                                                                ----------

FRANKLIN GLOBAL TRUST
STATEMENT OF INVESTMENTS, JANUARY 31, 2002 (UNAUDITED) (CONT.)



 FRANKLIN GLOBAL AGGRESSIVE GROWTH FUND                                       COUNTRY    SHARES     VALUE
----------------------------------------------------------------------------------------------------------
 COMMON STOCKS (CONT.)
*INTERNET SOFTWARE & SERVICES 1.0%
 Check Point Software Technologies Ltd. ................................      Israel        400 $   14,600
 Netegrity Inc. ........................................................   United States    400      6,260
                                                                                                ----------
                                                                                                    20,860
                                                                                                ----------
 IT CONSULTING & SERVICES 3.3%
 Altran Technologies SA ................................................      France        810     35,999
 Electronic Data Systems Corp. .........................................   United States    500     31,305
                                                                                                ----------
                                                                                                    67,304
                                                                                                ----------
 MACHINERY .9%
 Fanuc Ltd. ............................................................       Japan        200      8,407
 SMC Corp. .............................................................       Japan        100      9,934
                                                                                                ----------
                                                                                                    18,341
                                                                                                ----------
 MEDIA 8.0%
*AOL Time Warner Inc. ..................................................   United States    900     23,679
*Clear Channel Communications Inc. .....................................   United States    300     13,812
*Comcast Corp., A ......................................................   United States    700     24,871
*Liberty Media Corp., A ................................................   United States  1,700     22,100
 Reed International PLC ................................................  United Kingdom  1,800     14,770
 Scholastic Corp. ......................................................   United States    400     19,836
*Telewest Communications PLC ...........................................  United Kingdom  7,000      3,581
*TMP Worldwide Inc. ....................................................   United States    500     21,285
*Viacom Inc., B ........................................................   United States    500     19,995
                                                                                                ----------
                                                                                                   163,929
                                                                                                ----------
*MULTILINE RETAIL 1.3%
 Costco Wholesale Corp. ................................................   United States    600     27,600
                                                                                                ----------
 OFFICE ELECTRONICS 1.6%
 Canon Inc. ............................................................       Japan      1,000     32,545
                                                                                                ----------
 OIL & GAS 2.8%
 Anadarko Petroleum Corp. ..............................................   United States    300     14,739
 CNOOC Ltd. ............................................................       China     12,000     12,309
 Eni SpA ...............................................................       Italy      1,500     19,465
*Spinnaker Exploration Co. .............................................   United States    300     11,094
                                                                                                ----------
                                                                                                    57,607
                                                                                                ----------
 PERSONAL PRODUCTS .5%
 L'Oreal SA ............................................................      France        150     10,151
                                                                                                ----------
 PHARMACEUTICALS 10.2%
 Eli Lilly & Co. .......................................................   United States    300     22,530
 Johnson & Johnson .....................................................   United States    400     23,004
 Novartis AG ...........................................................    Switzerland     600     20,458
 Novo Nordisk AS, B ....................................................      Denmark       900     32,188
*Perbio Science AB .....................................................      Sweden      1,580     26,131
 Pfizer Inc. ...........................................................   United States    400     16,668

FRANKLIN GLOBAL TRUST
STATEMENT OF INVESTMENTS, JANUARY 31, 2002 (UNAUDITED) (CONT.)



 FRANKLIN GLOBAL AGGRESSIVE GROWTH FUND                                       COUNTRY    SHARES     VALUE
----------------------------------------------------------------------------------------------------------
 COMMON STOCKS (CONT.)
 PHARMACEUTICALS (CONT.)
 Sanofi Synthelabo SA ..................................................      France        185 $   12,361
 Schering AG ...........................................................      Germany     1,000     55,307
                                                                                                ----------
                                                                                                   208,647
                                                                                                ----------
 SEMICONDUCTOR EQUIPMENT & PRODUCTS 7.3%
 Aixtron AG ............................................................      Germany     1,620     32,138
*Applied Materials Inc. ................................................   United States    600     26,190
*Grupo Auxiliar Metalurgico SA (GAMESA) ................................       Spain      1,960     27,280
 Intel Corp. ...........................................................   United States    700     24,528
 STMicroelectronics NV .................................................      France        640     19,759
 United Microelectronics Corp., ADR ....................................      Taiwan      2,345     20,683
                                                                                                ----------
                                                                                                   150,578
                                                                                                ----------
 SOFTWARE 5.7%
 Electron Boutique PLC .................................................  United Kingdom 14,520     28,274
 Marlborough Stirling PLC ..............................................  United Kingdom 11,300     35,557
*Microsoft Corp. .......................................................   United States    400     25,484
*PeopleSoft Inc. .......................................................   United States    100      3,249
*Precise Software Solutions Ltd. .......................................      Israel      1,000     24,950
                                                                                                ----------
                                                                                                   117,514
                                                                                                ----------
 SPECIALTY RETAIL 2.1%
*Inditex ...............................................................       Spain      1,150     21,856
 Tiffany & Co. .........................................................   United States    600     21,420
                                                                                                ----------
                                                                                                    43,276
                                                                                                ----------
*WIRELESS TELECOMMUNICATION SERVICES 2.2%
 Europolitan Holdings AB ...............................................      Sweden      4,225     21,576
 Nextel Communications Inc., A .........................................   United States  1,000      8,050
 Sprint Corp. (PCS Group) ..............................................   United States    900     14,742
                                                                                                ----------
                                                                                                    44,368
                                                                                                ----------
 TOTAL COMMON STOCKS (COST $2,168,013) .................................                         1,933,852
                                                                                                ----------
aSHORT TERM INVESTMENTS (COST $10,085) .5%
 Franklin Institutional Fiduciary Trust Money Market Portfolio .........   United States 10,085     10,085
                                                                                                ----------
 TOTAL INVESTMENTS (COST $2,178,098) 94.7% .............................                         1,943,937
 NET EQUITY IN FORWARD CONTRACTS .4% ...................................                             7,376
 OTHER ASSETS, LESS LIABILITIES 4.9% ...................................                           100,746
                                                                                                ----------
 TOTAL NET ASSETS 100.0% ...............................................                        $2,052,059
                                                                                                ==========



* Non-income producing securities.
a The Franklin Institutional Fiduciary Trust Money Market Portfolio is managed by Franklin Advisers Inc., an affiliate of Franklin Resources Inc.

                       See notes to financial statements.
26

FRANKLIN GLOBAL TRUST
Financial Highlights

FRANKLIN GLOBAL GROWTH FUND

                                                                                             CLASS A
                                                                               ----------------------------------
                                                                               SIX MONTHS ENDED
                                                                               JANUARY 31, 2002   PERIOD ENDED
                                                                                  (UNAUDITED)     JULY 31, 2001 C
                                                                               ----------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the period)
Net asset value, beginning of period .........................................          $7.82        $10.00
                                                                               ----------------------------------
Income from investment operations:
 Net investment income (loss)a ...............................................           (.02)           -- d
 Net realized and unrealized losses ..........................................          (1.13)        (2.18)
                                                                               ----------------------------------
Total from investment operations .............................................          (1.15)        (2.18)
Less distributions from net investment income ................................           (.07)           --
Net asset value, end of period ...............................................          $6.60        $ 7.82
                                                                               ==================================

Total return b ...............................................................       (14.73)%      (21.80)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ............................................         $1,144        $3,236
Ratios to average net assets:
 Expenses ....................................................................          1.75% e       1.73% e
 Expenses, excluding waiver and payments by affiliate ........................         11.70% e       4.65% e
 Net investment income (loss) ................................................         (.48)% e        .11% e
Portfolio turnover rate ......................................................         58.81%        37.17%



a Based on average weighted shares outstanding.
b Total return does not reflect sales commissions and is not annualized. c For the period December 29, 2000 (effective date) to July 31, 2001.
d Actual net investment income per share was $.004.
e Annualized.

FRANKLIN GLOBAL TRUST
Financial Highlights (CONTINUED)


FRANKLIN GLOBAL GROWTH FUND (CONT.)

                                                                                            CLASS B
                                                                               ----------------------------------
                                                                               SIX MONTHS ENDED
                                                                               JANUARY 31, 2002    PERIOD ENDED
                                                                                 (UNAUDITED)     JULY 31, 2001 C
                                                                               ----------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the period)
Net asset value, beginning of period ........................................        $7.79           $10.00
                                                                               ----------------------------------
Income from investment operations:
 Net investment loss a ......................................................         (.04)            (.03)
 Net realized and unrealized losses .........................................        (1.13)           (2.18)
                                                                               ----------------------------------
Total from investment operations ............................................        (1.17)           (2.21)
                                                                               ----------------------------------
Less distributions from net investment income ...............................         (.07)              --
                                                                               ----------------------------------
Net asset value, end of period ..............................................        $6.55           $ 7.79
                                                                               ==================================

Total return b ..............................................................     (15.01)%         (22.10)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ...........................................         $445             $458
Ratios to average net assets:
 Expenses ...................................................................        2.27% d          2.32% d
 Expenses, excluding waiver and payments by affiliate .......................       12.22% d          5.24% d
 Net investment loss ........................................................      (1.09)% d         (.58)% d
Portfolio turnover rate .....................................................       58.81%           37.17%



a Based on average weighted shares outstanding.
b Total return does not reflect the contingent deferred sales charge and is not annualized.
c For the period December 29, 2000 (effective date) to July 31, 2001.
d Annualized.

FRANKLIN GLOBAL TRUST
Financial Highlights (CONTINUED)


FRANKLIN GLOBAL GROWTH FUND (CONT.)

                                                                                            CLASS C
                                                                               ----------------------------------
                                                                               SIX MONTHS ENDED
                                                                               JANUARY 31, 2002    PERIOD ENDED
                                                                                 (UNAUDITED)      JULY 31, 2001 C
                                                                               ----------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the period)
Net asset value, beginning of period ........................................        $7.78           $10.00
                                                                               ----------------------------------
Income from investment operations:
 Net investment lossa .......................................................         (.04)            (.02)
                                                                               ----------------------------------
 Net realized and unrealized losses .........................................        (1.12)           (2.20)
                                                                               ----------------------------------
Total from investment operations ............................................        (1.16)           (2.22)
                                                                               ----------------------------------
Less distributions from net investment income ...............................         (.07)              --
                                                                               ----------------------------------
Net asset value, end of period ..............................................        $6.55           $ 7.78
                                                                               ==================================

Total return b ..............................................................     (15.02)%         (22.20)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ...........................................         $421             $358
Ratios to average net assets:
 Expenses ...................................................................        2.27% d          2.30% d
 Expenses, excluding waiver and payments by affiliate .......................       12.22% d          5.22% d
 Net investment loss ........................................................      (1.11)% d         (.47)% d
Portfolio turnover rate .....................................................       58.81%           37.17%




a Based on average weighted shares outstanding.
b Total return does not reflect sales commissions or the contingent deferred sales charge and is not annualized.
c For the period December 29, 2000 (effectivedate) to July 31, 2001.
d Annualized.

FRANKLIN GLOBAL TRUST
Financial Highlights (CONTINUED)


FRANKLIN GLOBAL GROWTH FUND (CONT.)

                                                                                          ADVISOR CLASS
                                                                               ----------------------------------
                                                                               SIX MONTHS ENDED
                                                                               JANUARY 31, 2002     PERIOD ENDED
                                                                                 (UNAUDITED)      JULY 31, 2001 C
                                                                               ----------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the period)
Net asset value, beginning of period ........................................        $7.83           $10.00
                                                                               ----------------------------------
Income from investment operations:
 Net investment income (loss)a ..............................................         (.01)             .03
 Net realized and unrealized losses .........................................        (1.13)           (2.20)
                                                                               ----------------------------------
Total from investment operations ............................................        (1.14)           (2.17)
                                                                               ----------------------------------
Less distributions from net investment income ...............................         (.09)              --
                                                                               ----------------------------------
Net asset value, end of period ..............................................        $6.60           $ 7.83
                                                                               ==================================

Total return b ..............................................................     (14.55)%         (21.70)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ...........................................         $214             $219
Ratios to average net assets:
 Expenses ...................................................................        1.40% d          1.40% d
 Expenses, excluding waiver and payments by affiliate .......................       11.35% d          4.32% d
 Net investment income (loss) ...............................................       (.22)% d           .57% d
Portfolio turnover rate .....................................................       58.81%           37.17%



a Based on average weighted shares outstanding.
b Total return is not annualized.
c For the period December 29, 2000 (effective date) to July 31, 2001. d Annualized.

                       See notes to financial statements.
30

FRANKLIN GLOBAL TRUST
STATEMENT OF INVESTMENTS, JANUARY 31, 2002 (UNAUDITED)



 FRANKLIN GLOBAL GROWTH FUND                                                  COUNTRY    SHARES    VALUE
----------------------------------------------------------------------------------------------------------
 COMMON STOCKS 91.8%
 AEROSPACE & DEFENSE 3.3%
 Raytheon Co. ......................................................       United States  1,200 $   45,924
 United Technologies Corp. .........................................       United States    400     27,492
                                                                                                ----------
                                                                                                    73,416
                                                                                                ----------
 AIR FREIGHT & COURIERS 1.9%
 Exel PLC ..........................................................      United Kingdom  2,500     27,163
 Yamato Transport Co. Ltd. .........................................           Japan      1,000     15,791
                                                                                                ----------
                                                                                                    42,954
                                                                                                ----------
 AUTOMOBILES 1.3%
 Bayerische Motoren Werke AG .......................................          Germany       400     14,565
 Denway Motors Ltd. ................................................         Hong Kong   58,000     13,683
                                                                                                ----------
                                                                                                    28,248
                                                                                                ----------
 BANKS 5.8%
 Allied Irish Banks PLC ............................................      Irish Republic  1,200     13,706
 Bank of New York Co. Inc. .........................................       United States    800     32,784
 Danske Bank .......................................................          Denmark     1,600     24,352
 Lloyds TSB Group PLC ..............................................      United Kingdom  2,500     26,704
 Royal Bank of Scotland Group PLC ..................................      United Kingdom  1,200     30,225
                                                                                                ----------
                                                                                                   127,771
                                                                                                ----------
 BEVERAGES 1.8%
 Diageo PLC ........................................................      United Kingdom    900     10,464
 PepsiCo Inc. ......................................................       United States    400     20,036
 South African Breweries PLC .......................................      United Kingdom  1,300      8,580
                                                                                                ----------
                                                                                                    39,080
                                                                                                ----------
 BIOTECHNOLOGY 2.2%
*CellTech Group PLC ................................................      United Kingdom  1,300     13,373
*Genzyme Corp-General Division .....................................       United States    400     18,244
 Serono SA, B ......................................................        Switzerland      22     17,522
                                                                                                ----------
                                                                                                    49,139
                                                                                                ----------
 CHEMICALS 2.6%
 International Flavors & Fragrances Inc. ...........................       United States  1,400     42,126
 Shin-Etsu Chemical Co. Ltd. .......................................           Japan        500     16,384
                                                                                                ----------
                                                                                                    58,510
                                                                                                ----------
 COMMUNICATIONS EQUIPMENT 1.7%
 Alcatel SA ........................................................          France        600      9,069
*Cisco Systems Inc. ................................................       United States    800     15,840
 Nokia Corp., A ....................................................          Finland       600     13,773
                                                                                                ----------
                                                                                                    38,682
                                                                                                ----------
 COMPUTERS & PERIPHERALS 2.9%
*EMC Corp. .........................................................       United States    400      6,560
 International Business Machines Corp. .............................       United States    400     43,156
 NEC Corp. .........................................................           Japan      2,000     15,568
                                                                                                ----------
                                                                                                    65,284
                                                                                                ----------

FRANKLIN GLOBAL TRUST
STATEMENT OF INVESTMENTS, JANUARY 31, 2002 (UNAUDITED) (CONT.)



 FRANKLIN GLOBAL GROWTH FUND                                                  COUNTRY    SHARES    VALUE
----------------------------------------------------------------------------------------------------------
 COMMON STOCKS (CONT.)
 DIVERSIFIED FINANCIALS 10.3%
 Amvescap PLC ......................................................      United Kingdom  1,600  $  21,606
 Citigroup Inc. ....................................................       United States  1,050     49,770
 Fannie Mae ........................................................       United States    350     28,333
 JP Morgan Chase & Co. .............................................       United States  1,500     51,075
 Mediolanum SpA ....................................................           Italy      4,100     32,394
 MLP AG ............................................................          Germany       400     23,703
 Nomura Holdings Inc. ..............................................           Japan      2,000     21,751
                                                                                                ----------
                                                                                                   228,632
                                                                                                ----------
 DIVERSIFIED TELECOMMUNICATION SERVICES 1.7%
 Verizon Communications Inc. .......................................       United States    800     37,080
                                                                                                ----------
 ELECTRIC UTILITIES .4%
 Hong Kong Electric Holdings Ltd. ..................................         Hong Kong    2,500      9,007
                                                                                                ----------
*ELECTRONIC EQUIPMENT & INSTRUMENTS 1.9%
 Agilent Technologies Inc. .........................................       United States    700     21,245
 Celestica Inc. ....................................................          Canada        500     21,100
                                                                                                ----------
                                                                                                    42,345
                                                                                                ----------
 ENERGY EQUIPMENT & SERVICES 1.8%
 Saipem SpA ........................................................           Italy      4,000     20,439
 Transocean Sedco Forex Inc. .......................................       United States    600     18,384
                                                                                                ----------
                                                                                                    38,823
                                                                                                ----------
 FOOD & DRUG RETAILING 3.0%
 SYSCO Corp. .......................................................       United States  1,600     47,392
 Tesco PLC .........................................................      United Kingdom  3,400     11,262
 William Morrison Supermarkets PLC .................................      United Kingdom  3,200      8,805
                                                                                                ----------
                                                                                                    67,459
                                                                                                ----------
 HEALTH CARE EQUIPMENT & SUPPLIES .9%
 Medtronic Inc. ....................................................       United States    400     19,708
                                                                                                ----------
 HOTELS RESTAURANTS & LEISURE .9%
 Compass Group PLC .................................................      United Kingdom  2,600     19,077
                                                                                                ----------
 HOUSEHOLD DURABLES 1.0%
 Pioneer Corp. .....................................................           Japan      1,000     21,833
                                                                                                ----------
 HOUSEHOLD PRODUCTS 1.7%
 KAO Corp. .........................................................           Japan      1,000     18,237
 Reckitt Benckiser PLC .............................................      United Kingdom  1,400     20,466
                                                                                                ----------
                                                                                                    38,703
                                                                                                ----------
 INDUSTRIAL CONGLOMERATES 3.0%
 General Electric Co. ..............................................       United States  1,000     37,150
 Tyco International Ltd. ...........................................       United States    858     30,159
                                                                                                ----------
                                                                                                    67,309
                                                                                                ----------

FRANKLIN GLOBAL TRUST
STATEMENT OF INVESTMENTS, JANUARY 31, 2002 (UNAUDITED) (CONT.)



 FRANKLIN GLOBAL GROWTH FUND                                                  COUNTRY    SHARES    VALUE
----------------------------------------------------------------------------------------------------------
 COMMON STOCKS (CONT.)
 INSURANCE 4.2%
 American International Group Inc. .................................       United States    600 $   44,490
 Marsh & McLennan Cos. Inc. ........................................       United States    400     40,740
 St. Paul Cos. Inc. ................................................       United States    200      8,940
                                                                                                ----------
                                                                                                    94,170
                                                                                                ----------
 INTERNET SOFTWARE & SERVICES .5%
 Check Point Software Technologies Ltd. ............................       United States    300     10,950
                                                                                                ----------
 IT CONSULTING & SERVICES 2.0%
 Electronic Data Systems Corp. .....................................       United States    700     43,827
                                                                                                ----------
 MACHINERY .8%
 Fanuc Ltd. ........................................................           Japan        200      8,407
 SMC Corp. .........................................................           Japan        100      9,934
                                                                                                ----------
                                                                                                    18,341
                                                                                                ----------
 MEDIA 5.1%
*AOL Time Warner Inc. ..............................................       United States    800     21,048
 Arnoldo Mondadori Editore SpA .....................................           Italy      2,600     15,407
*Clear Channel Communications Inc. .................................       United States    500     23,020
 Reed International PLC ............................................      United Kingdom  1,600     13,128
*Viacom Inc., B ....................................................       United States  1,000     39,990
                                                                                                ----------
                                                                                                   112,593
                                                                                                ----------
*MULTILINE RETAIL .6%
 Costco Wholesale Corp. ............................................       United States    300     13,800
                                                                                                ----------
 OFFICE ELECTRONICS 1.5%
 Canon Inc. ........................................................           Japan      1,000     32,545
                                                                                                ----------
 OIL & GAS 5.4%
 Anadarko Petroleum Corp. ..........................................       United States    450     22,109
 BP PLC ............................................................      United Kingdom  3,200     24,744
 CNOOC Ltd. ........................................................           China     17,000     17,437
 Eni SpA ...........................................................           Italy      1,700     22,060
 Royal Dutch Petroleum Co., Br. ....................................        Netherlands     400     19,718
 Total Fina Elf SA, B ..............................................          France        100     13,990
                                                                                                ----------
                                                                                                   120,058
                                                                                                ----------
 PERSONAL PRODUCTS 1.4%
 L'Oreal SA ........................................................          France        450     30,453
                                                                                                ----------
 PHARMACEUTICALS 9.5%
 Eli Lilly & Co. ...................................................       United States    400     30,040
 Johnson & Johnson .................................................       United States    500     28,755
 Merck & Co. Inc. ..................................................       United States    450     26,631
 Novartis AG .......................................................        Switzerland     500     17,048
 Novo Nordisk AS, B ................................................          Denmark       300     10,729
 Pfizer Inc. .......................................................       United States    700     29,169
 Sanofi Synthelabo SA ..............................................          France        200     13,363
 Schering AG .......................................................          Germany       700     38,715
 Schering-Plough Corp. .............................................       United States    500     16,190
                                                                                                ----------
                                                                                                   210,640
                                                                                                ----------

FRANKLIN GLOBAL TRUST
STATEMENT OF INVESTMENTS, JANUARY 31, 2002 (UNAUDITED) (CONT.)



 FRANKLIN GLOBAL GROWTH FUND                                                  COUNTRY    SHARES    VALUE
----------------------------------------------------------------------------------------------------------
 COMMON STOCKS (CONT.)
 REAL ESTATE 1.6%
 Cheung Kong Holdings Ltd. .........................................         Hong Kong    2,000 $   19,168
 Equity Office Properties Trust ....................................       United States    600     17,274
                                                                                                ----------
                                                                                                    36,442
                                                                                                ----------
 SEMICONDUCTOR EQUIPMENT & PRODUCTS 3.5%
 Intel Corp. .......................................................       United States  1,100     38,544
 STMicroelectronics NV .............................................          France        650     20,068
*United Microelectronics Corp., ADR ................................          Taiwan      2,275     20,066
                                                                                                ----------
                                                                                                    78,678
                                                                                                ----------
*SOFTWARE 2.0%
 Mercury Interactive Corp. .........................................       United States    600     22,860
 Microsoft Corp. ...................................................       United States    350     22,299
                                                                                                ----------
                                                                                                    45,159
                                                                                                ----------
*SPECIALTY RETAIL .5%
 Inditex ...........................................................           Spain        600     11,403
                                                                                                ----------
 TOBACCO .9%
 Philip Morris Cos. Inc. ...........................................       United States    400     20,044
                                                                                                ----------
 WIRELESS TELECOMMUNICATION SERVICES 2.2%
 NTT DoCoMo Inc. ...................................................           Japan          1     10,380
*Sprint Corp. (PCS Group) ..........................................       United States  1,600     26,207
 Vodafone Group PLC ................................................      United Kingdom  6,000     12,890
                                                                                                ----------
                                                                                                    49,477
                                                                                                ----------
 TOTAL COMMON STOCKS (COST $2,227,318) .............................                             2,041,640
                                                                                                ----------
aSHORT TERM INVESTMENTS (COST $44,122) 2.0%
 Franklin Institutional Fiduciary Trust Money Market Portfolio .....       United States 44,122     44,122
                                                                                                ----------
 TOTAL INVESTMENTS (COST $2,271,440) 93.8% .........................                             2,085,762
 NET EQUITY IN FORWARD CONTRACTS .5% ...............................                                11,481
 OTHER ASSETS, LESS LIABILITIES 5.7% ...............................                               126,255
                                                                                                ----------
 TOTAL NET ASSETS 100.0% ...........................................                            $2,223,498




* Non-income producing securities.
a The Franklin Institutional Fiduciary Trust Money Market Portfolio is managed by Franklin Advisers Inc., an affiliate of Franklin Resources Inc.

                       See notes to financial statements.

FRANKLIN GLOBAL TRUST
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
JANUARY 31, 2002 (UNAUDITED)



                                                                                 FRANKLIN       FRANKLIN
                                                                             GLOBAL AGGRESSIVE   GLOBAL
                                                                                GROWTH FUND    GROWTH FUND
                                                                             -----------------------------
Assets:
 Investments in securities:
Cost .....................................................................        $2,178,098   $2,271,440
                                                                             -----------------------------
Value ....................................................................         1,943,937    2,085,762
 Cash ....................................................................                --           59
 Receivables:
Investment securities sold ...............................................            46,458       18,244
Fund shares sold .........................................................               565        5,453
Dividends ................................................................             1,161        2,709
 Unrealized gain on forward exchange contracts (Note 6) ..................             7,376       11,481
 Other assets ............................................................           158,893      162,155
                                                                             -----------------------------
Total assets .............................................................         2,158,390    2,285,863
                                                                             -----------------------------
Liabilities:
 Payables:
Fund shares redeemed .....................................................                --        1,235
Investment securities purchased ..........................................            29,687       15,900
To affiliates ............................................................             2,732        3,154
 Funds advanced by custodian .............................................            45,072           --
 Accrued expenses ........................................................            28,840       42,076
                                                                             -----------------------------
Total liabilities ........................................................           106,331       62,365
                                                                             -----------------------------
Net assets, at value .....................................................        $2,052,059   $2,223,498
                                                                             =============================
Net assets consist of:
 Undistributed net investment income .....................................         $ (11,503)    $ (8,130)
 Net unrealized depreciation .............................................          (226,792)    (174,224)
 Accumulated net realized loss ...........................................          (454,503)  (1,247,158)
 Beneficial shares .......................................................         2,744,857    3,653,010
                                                                             -----------------------------
Net assets, at value .....................................................        $2,052,059   $2,223,498
                                                                             =============================



                       See notes to financial statements.

FRANKLIN GLOBAL TRUST
Financial Statements (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES (CONT.)
JANUARY 31, 2002 (UNAUDITED)



                                                                                 FRANKLIN       FRANKLIN
                                                                             GLOBAL AGGRESSIVE   GLOBAL
                                                                                GROWTH FUND    GROWTH FUND
                                                                             -----------------------------
CLASS A:
 Net assets, at value .....................................................       $1,201,479   $1,143,953
                                                                             =============================
 Shares outstanding .......................................................          158,025      173,305
                                                                             =============================
 Net asset value per share ................................................            $7.60        $6.60
                                                                             =============================
 Maximum offering price per share (Net asset value per share / 94.25%) ....            $8.06        $7.00
                                                                             =============================
CLASS B:
 Net assets, at value .....................................................       $  271,016   $  445,072
                                                                             =============================
 Shares outstanding .......................................................           35,759       67,928
                                                                             =============================
 Net asset value per sharea ...............................................            $7.58        $6.55
                                                                             =============================
CLASS C:
 Net assets, at value .....................................................       $  358,284   $  420,662
                                                                             =============================
 Shares outstanding .......................................................           47,341       64,202
                                                                             =============================
 Net asset value per sharea ...............................................            $7.57        $6.55
                                                                             =============================
 Maximum offering price per share (Net asset value per share / 99%) .......            $7.65        $6.62
                                                                             =============================
ADVISOR CLASS:
 Net assets, at value .....................................................       $  221,280   $  213,811
                                                                             =============================
 Shares outstanding .......................................................           29,037       32,410
                                                                             =============================
 Net asset value per share ................................................            $7.62        $6.60
                                                                             =============================



a Redemption price per share is equal to net asset value less any applicable sales charge.


                       See notes to financial statements.

FRANKLIN GLOBAL TRUST
Financial Statements (CONTINUED)

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JANUARY 31, 2002 (UNAUDITED)

                                                                                  FRANKLIN       FRANKLIN
                                                                              GLOBAL AGGRESSIVE   GLOBAL
                                                                                 GROWTH FUND    GROWTH FUND
                                                                              -----------------------------
Investment Income:
 Dividends .................................................................      $   7,531     $  14,853
 Interest ..................................................................            128            --
                                                                              -----------------------------
Total investment income ....................................................          7,659        14,853
Expenses:
 Management fees (Note 3) ..................................................          8,263         9,412
 Administrative fees (Note 3) ..............................................          2,087         2,418
 Distribution fees (Note 3)
Class A ....................................................................          2,233         2,439
Class B ....................................................................            901         1,919
Class C ....................................................................          1,414         1,637
 Transfer agent fees (Note 3) ..............................................          2,500         3,425
 Custodian fees ............................................................            150           200
 Reports to shareholders ...................................................          2,600         3,125
 Registration and filing fees ..............................................         50,680        52,900
 Professional fees .........................................................         12,475        25,275
 Trustees' fees and expenses ...............................................             --            25
 Amortization of offering costs ............................................         40,868        40,868
 Other .....................................................................            100            50
                                                                             -----------------------------
Total expenses .............................................................        124,271       143,693
Expenses waived by affiliate (Note 3) ......................................       (105,121)     (120,720)
                                                                             -----------------------------
 Net expenses ..............................................................         19,150        22,973
                                                                             -----------------------------
Net investment loss ........................................................        (11,491)       (8,120)
                                                                             -----------------------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
Investments ................................................................       (222,735)     (634,984)
Foreign currency transactions ..............................................          4,393        (1,176)
                                                                             -----------------------------
Net realized loss ..........................................................       (218,342)     (636,160)
 Net unrealized appreciation (depreciation) on:
Investments ................................................................        (11,323)      233,842
Translation of assets and liabilities denominated in foreign currencies ....          7,369        11,454
                                                                             -----------------------------
Net unrealized appreciation (depreciation) .................................         (3,954)      245,296
                                                                             -----------------------------
Net realized and unrealized loss ...........................................       (222,296)     (390,864)
                                                                             -----------------------------
Net decrease in net assets resulting from operations .......................      $(233,787)    $(398,984)
                                                                             =============================


                       See notes to financial statements.

FRANKLIN GLOBAL TRUST
Financial Statements (CONTINUED)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED JANUARY 31, 2002 (UNAUDITED) AND FOR THE PERIOD DECEMBER 29, 2000 (EFFECTIVE DATE) TO JULY 31, 2001


                                                        FRANKLIN GLOBAL                 FRANKLIN GLOBAL
                                                    AGGRESSIVE GROWTH FUND                GROWTH FUND
                                                 ---------------------------------------------------------------
                                                    SIX MONTHS       PERIOD         SIX MONTHS       PERIOD
                                                       ENDED          ENDED            ENDED          ENDED
                                                 JANUARY 31, 2002 JULY 31, 2001  JANUARY 31, 2002 JULY 31, 2001
                                                 ---------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
Net investment income (loss) ......................    $  (11,491)   $      180        $   (8,120)  $       813
Net realized loss from investments and
 foreign currency transactions ....................      (218,342)     (234,007)         (636,160)     (617,364)
Net unrealized appreciation (depreciation) on
 investments and translation of assets and liabilities
 denominated in foreign currencies ................        (3,954)    (222,838)           245,296      (419,520)
                                                 ---------------------------------------------------------------
Net decrease in net assets resulting from operations     (233,787)     (456,665)         (398,984)   (1,036,071)
 Distributions to shareholders from:
Net investment income:
 Class A ..........................................       (10,780)           --           (11,224)           --
 Class B ..........................................        (1,774)           --            (4,883)           --
 Class C ..........................................        (3,351)           --            (4,001)           --
 Advisor Class ....................................        (2,338)           --            (2,699)           --
                                                 ---------------------------------------------------------------
 Total distribution to shareholders ...............       (18,243)           --           (22,807)           --
 Beneficial share transactions (Note 2):
 Class A ..........................................      (208,707)    1,886,819        (1,846,301)    4,036,337
 Class B ..........................................        35,125       293,761            64,139       530,943
 Class C ..........................................        86,503       340,524           126,129       425,834
 Advisor Class ....................................         3,494       273,235            29,549       264,730
                                                 ---------------------------------------------------------------
 Total beneficial share transactions ..............       (83,585)    2,794,339        (1,626,484)    5,257,844
Net increase (decrease) in net assets .............      (335,615)    2,337,674        (2,048,275)    4,221,773
Net assets:
 Beginning of period ..............................     2,387,674        50,000         4,271,773        50,000
                                                 ---------------------------------------------------------------
 End of period ....................................    $2,052,059    $2,387,674        $2,223,498   $ 4,271,773
                                                 ===============================================================
Undistributed net investment income included in net assets:
 End of period ....................................    $  (11,503)   $   18,231        $   (8,130)  $    22,797
                                                 ===============================================================


                       See notes to financial statements.

FRANKLIN GLOBAL TRUST
Notes to Financial Statements (unaudited)



1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Global Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end, diversified investment company, consisting of two Funds. The Funds and their investment policies are:

Franklin Global Aggressive Growth Fund -- Seeks to achieve long term capital appreciation by investing primarily in securities of companies located around the world that demonstrate accelerating growth, increasing profitability, or above-average growth or growth potential.

Franklin Global Growth Fund -- Seeks to achieve long-term capital appreciation by investing primarily in equity securities of large and mid cap growth companies located throughout the world.

The following summarizes the Funds' significant accounting policies.

A. SECURITY VALUATION

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. FOREIGN CURRENCY CONTRACTS

The Funds may enter into forward exchange contracts to hedge against fluctuations in foreign exchange rates. A forward exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. These contracts are valued daily and the Funds' equity therein is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations.

When the Funds purchase or sell foreign securities they may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. Realized and unrealized gains and losses are included in the Statement of Operations.

FRANKLIN GLOBAL TRUST
Notes to Financial Statements (unaudited) (CONTINUED)



1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

C. FOREIGN CURRENCY CONTRACTS (CONT.)

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

D. INCOME TAXES

No provisions have been made for income taxes because each Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Funds. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

F. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G. UNAMORTIZED OFFERING COSTS

Offering costs are amortized on a straight line basis over twelve months.


2. BENEFICIAL SHARES

The Funds offer four classes of shares: Class A, Class B, Class C, and Advisor Class. Each class of shares differs by its initial sales load, distribution fees, voting rights on matters affecting a single class, and its exchange privilege.

FRANKLIN GLOBAL TRUST
Notes to Financial Statements (unaudited) (CONTINUED)



2. BENEFICIAL SHARES (CONT.)

At January 31, 2002, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Funds' shares were as follows:

                                                                FRANKLIN GLOBAL           FRANKLIN GLOBAL
                                                            AGGRESSIVE GROWTH FUND          GROWTH FUND
                                                           -------------------------------------------------
CLASS A SHARES:                                              SHARES     AMOUNT          SHARES     AMOUNT
                                                           -------------------------------------------------
Six months ended January 31, 2002
Shares sold .............................................     9,769  $   75,235         34,535  $   238,262
Shares issued on reinvestment of distributions ..........     1,167       9,022          1,354       9,207
Shares redeemed .........................................   (45,893)   (292,964)      (276,612)  (2,093,770)
                                                           -------------------------------------------------
Net decrease ............................................   (34,957) $ (208,707)      (240,723) $(1,846,301)
                                                           =================================================

Period ended July 31, 2001*
Shares sold .............................................   199,589  $1,962,613        439,812  $ 4,267,907
Shares redeemed .........................................    (7,857)    (75,794)       (27,034)    (231,570)
                                                           -------------------------------------------------
Net increase ............................................   191,732  $1,886,819        412,778  $ 4,036,337
                                                           =================================================

                                                                FRANKLIN GLOBAL           FRANKLIN GLOBAL
                                                            AGGRESSIVE GROWTH FUND          GROWTH FUND
                                                           -------------------------------------------------
CLASS B SHARES:                                              SHARES     AMOUNT          SHARES     AMOUNT
                                                           -------------------------------------------------
Six months ended January 31, 2002
Shares sold .............................................     5,079    $ 38,494          9,003  $    63,002
Shares issued on reinvestment of distributions ..........        53         412            427        2,885
Shares redeemed .........................................      (501)     (3,781)          (272)      (1,748)
                                                           -------------------------------------------------
Net increase ............................................     4,631    $ 35,125          9,158  $    64,139
                                                           =================================================

Period ended July 31, 2001*
Shares sold .............................................    30,251    $296,848         58,132  $   536,328
Shares redeemed .........................................      (373)     (3,087)          (612)      (5,385)
                                                           -------------------------------------------------
Net increase ............................................    29,878    $293,761         57,520  $   530,943
                                                           =================================================

                                                                FRANKLIN GLOBAL           FRANKLIN GLOBAL
                                                            AGGRESSIVE GROWTH FUND          GROWTH FUND
                                                           -------------------------------------------------
CLASS C SHARES:                                              SHARES     AMOUNT          SHARES     AMOUNT
                                                           -------------------------------------------------
Six months ended January 31, 2002
Shares sold .............................................    19,125    $147,765         22,815     $157,890
Shares issued on reinvestment of distributions ..........       201       1,551            300        2,028
Shares redeemed .........................................    (8,037)    (62,813)        (4,958)     (33,789)
                                                           -------------------------------------------------
Net increase ............................................    11,289    $ 86,503         18,157     $126,129
                                                           =================================================

Period ended July 31, 2001*
Shares sold .............................................    35,307    $344,971         45,299     $429,866
Shares redeemed .........................................      (505)     (4,447)          (504)      (4,032)
                                                           -------------------------------------------------
Net increase ............................................    34,802    $340,524         44,795     $425,834
                                                           =================================================

FRANKLIN GLOBAL TRUST
Notes to Financial Statements (unaudited) (CONTINUED)



2. BENEFICIAL SHARES (CONT.)

                                                                FRANKLIN GLOBAL           FRANKLIN GLOBAL
                                                            AGGRESSIVE GROWTH FUND          GROWTH FUND
                                                           -------------------------------------------------
ADVISOR CLASS SHARES:                                         SHARES    AMOUNT          SHARES     AMOUNT
                                                           -------------------------------------------------
Six months ended January 31, 2002
Shares sold .............................................     1,131    $  8,864          4,348     $ 29,394
Shares issued on reinvestment of distributions ..........        36         280             54          365
Shares redeemed .........................................      (835)     (5,650)           (30)        (210)
                                                           -------------------------------------------------
Net increase ............................................       332    $  3,494          4,372     $ 29,549
                                                           =================================================

Period ended July 31, 2001*
Shares sold .............................................    28,727    $284,554         27,088     $267,393
Shares redeemed .........................................    (1,272)    (11,319)          (300)      (2,663)
                                                           -------------------------------------------------
Net increase ............................................    27,455    $273,235         26,788     $264,730
                                                           =================================================

*Effective date was December 29, 2000.


3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers and trustees of the Trust are also officers and/or directors of the following entities:

    ENTITY                                                AFFILIATION
--------------------------------------------------------------------------------
    Franklin Templeton Services, LLC (FT Services)        Administrative manager
    Franklin Advisers, Inc. (Advisers)                    Investment manager
    Franklin/Templeton Distributors, Inc. (Distributors)  Principal underwriter
    Franklin/Templeton Investor Services LLC (FTIS)       Transfer agent

The Funds pay an investment management fee to Advisers based on the average daily net assets of each Fund as follows:

      ANNUALIZED
       FEE RATE    AVERAGE DAILY NET ASSETS
--------------------------------------------------------------------------------
         0.80%     First $500 million
         0.70%     Over $500 million, up to and including $1.0 billion
         0.65%     Over $1.0 billion, up to and including $1.5 billion

Fees are further reduced on net assets over $1.5 billion.

Management fees were reduced on assets invested in the Franklin Institutional Fiduciary Trust Money Market Portfolio.

Under a subadvisory agreement, Fiduciary International, Inc., an affiliate of Advisers, provides subadvisory services to the Funds and receives from Advisers fees based on the average daily net assets of each Fund.

The Funds pay an administrative fee to FT Services of 0.20% per year of the average daily net assets of each Fund.

FRANKLIN GLOBAL TRUST
Notes to Financial Statements (unaudited) (CONTINUED)



3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (CONT.)

The Funds reimburse Distributors for costs incurred in marketing the Funds' shares up to 0.35%, 1.00%, and 1.00% per year of the average daily net assets of Class A, Class B, and Class C, respectively.

Distributors paid net commissions from sales of Fund's shares and received contingent deferred sales charges for the six months ended January 31, 2002 as follows:

                                FRANKLIN       FRANKLIN
                            GLOBAL AGGRESSIVE   GLOBAL
                               GROWTH FUND    GROWTH FUND
                            -----------------------------
     Total commissions paid ..   $1,603           $991
     Contingent deferred
      sales charges ..........   $  139           $206

The manager and administrator have agreed in advance to waive or limit their respective fees and assume as their own expense certain expenses otherwise payable by the Funds so that the Funds' total annual operating expenses do not exceed 1.75% for Class A, 2.40% for Class B, 2.40% for Class C, and 1.40% for Advisor Class for the current fiscal year. After July 31, 2002, the manager and administrator may end this arrangement at any time.


4. INCOME TAXES

At January 31, 2002, the net unrealized depreciation based on the cost of investments for income tax purposes was as follows:

                                            FRANKLIN        FRANKLIN
                                        GLOBAL AGGRESSIVE    GLOBAL
                                           GROWTH FUND     GROWTH FUND
                                        -------------------------------
        Investments at cost ...........     2,178,098       $2,276,607
                                           ============================
        Unrealized appreciation .......    $  126,460       $   50,810
        Unrealized depreciation .......      (360,621)        (241,655)
                                           ----------------------------
        Net unrealized
         depreciation .................    $ (234,161)      $ (190,845)
                                           ============================

At July 31, 2001, the Funds had tax basis capital losses which may be carried over to offset future capital gains as follows:

                                                    FRANKLIN        FRANKLIN
                                                GLOBAL AGGRESSIVE    GLOBAL
                                                   GROWTH FUND     GROWTH FUND
                                                ------------------------------
        Capital loss carryover expiring in:
         2009 ...........................                $236,161     $610,998

FRANKLIN GLOBAL TRUST
Notes to Financial Statements (unaudited) (CONTINUED)



5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the six months ended January 31, 2002 were as follows:

                                FRANKLIN        FRANKLIN
                            GLOBAL AGGRESSIVE    GLOBAL
                               GROWTH FUND     GROWTH FUND
                            ------------------------------
        Purchases ..........         $522,430   $1,388,219
        Sales ..............         $587,028   $2,984,499


6. FORWARD EXCHANGE CONTRACTS

At January 31, 2002, the Funds have outstanding forward exchange contracts as set out below. The contracts are reported in the financial statements at the Fund's net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at the day of entry into the contracts.

FRANKLIN GLOBAL AGGRESSIVE GROWTH FUND
                                                                              IN      SETTLEMENT UNREALIZED
CONTRACT TO SELL:                                                        EXCHANGE FOR    DATE       GAIN
------------------------------------------------------------------------------------------------------------
11,345,000  Japanese Yen ..............................................   U.S.$91,640   3/11/02  U.S.$7,376
                                                                                                ------------
            Net unrealized gain on forward exchange contracts .........                          U.S.$7,376
                                                                                                ============

FRANKLIN GLOBAL GROWTH FUND
                                                                             IN      SETTLEMENT UNREALIZED
CONTRACT TO SELL:                                                       EXCHANGE FOR    DATE       GAIN
------------------------------------------------------------------------------------------------------------
17,736,009  Japanese Yen .............................................. U.S.$143,213    3/11/02 U.S.$11,481
                                                                                                ------------
            Net unrealized gain on forward exchange contracts .........                         U.S.$11,481
                                                                                                ============



44